United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 22, 2025

Date of Report (Date of earliest event reported)

Miluna Acquisition Corp

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42911	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12F, No. 43,

Cheng Gong Road, Sec 4, Neihu

Taipei, 114

Taiwan

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +886 900-605-199

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one redeemable warrant	MMTXU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	MMTX	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one ordinary share at an exercise price of $11.50 per share	MMTXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 24, 2025, Miluna Acquisition Corp (the “Company”) consummated its initial public offering (the “IPO”) of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”) and one redeemable warrant (the “Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $60,000,000.

The Company granted D. Boral Capital LLC and ARC Group Securities LLC, as representatives of the underwriters (the “Representatives”) a 45-day option to purchase up to 900,000 additional Units to cover over-allotments, if any.

On September 2, 2025, the Company filed a registration statement on Form S-1 (File No. 333-289973), as amended (the “Initial Registration Statement”), with the U.S. Securities and Exchange Commission (the “Commission”) relating to the IPO, which was declared effective by the Commission on September 30, 2025. On October 22, 2025, the Company filed a subsequent registration statement on Form S-1 (File No. 333- 291019) pursuant to Section 462(b) of the Securities Act of 1933, as amended, and also in connection with the Company’s IPO (together with the Initial Registration Statement, the “Registration Statements”), which subsequent registration statement became automatically effective upon its filing.

In connection with the IPO, on October 22, 2025, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s Registration Statements:

●	An Underwriting Agreement, dated October 22, 2025, by and between the Company and D. Boral Capital LLC and ARC Group Securities LLC, as representatives of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference;

●	A Warrant Agreement, dated October 22, 2025, by and between the Company and Lucky Lucko, Inc. d/b/a Efficiency, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference;

●	Letter Agreement, dated October 22, 2025, by and between the Company, its executive officers, its directors and MilunaC Technology Limited (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference;

●	An Investment Management Trust Agreement, dated October 22, 2025, by and between the Company and Lucky Lucko, Inc. d/b/a Efficiency, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference;

●	A Registration Rights Agreement, dated October 22, 2025, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

●	A Private Units Purchase Agreement, dated October 22, 2025, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

●	An Indemnity Agreement, dated October 22, 2025, by and among the Company and Shang Ju Lin, a copy of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

●	An Indemnity Agreement, dated October 22, 2025, by and among the Company and Daniel Mace, a copy of which is attached as Exhibit 10.6 hereto and is incorporated herein by reference.

●	An Indemnity Agreement, dated October 22, 2025, by and among the Company and Luhuan Zhong, a copy of which is attached as Exhibit 10.7 hereto and is incorporated herein by reference.

●	An Indemnity Agreement, dated October 22, 2025, by and among the Company and Ya Ting Lee, a copy of which is attached as Exhibit 10.8 hereto and is incorporated herein by reference.

●	An Indemnity Agreement, dated October 22, 2025, by and among the Company and Mei Chi Tsai, a copy of which is attached as Exhibit 10.9 hereto and is incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated October 22, 2025 as filed with the Commission on October 22, 2025 (the “Prospectus”) and are incorporated herein by reference. Each of the foregoing agreements, are attached hereto as exhibits to this Current Report on Form 8-K, as enumerated below in the table set forth in response to Item 9.01.

Item 3.02. Unregistered Sales of Equity Securities.

On October 24, 2025, simultaneously with the closing of the IPO, pursuant to the Private Units Purchase Agreement, the Company completed the private sale of an aggregate of 194,100 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Units, generating gross proceeds to the Company of $1,941,000 (the “Private Placement”). The Private Placement Units are identical to the Units sold in the IPO, except that, for so long as the Private Placement Units are held by the Sponsor or their permitted transferees, the Private Placement Units (i) may not (including the securities underlying the Private Placement Units), subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of the Company’s initial business combination, and (ii) are entitled to registration rights. The material terms of the Private Placement Units are fully described in the Prospectus and are incorporated herein by reference. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Units. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the IPO, on October 22, 2025, each of Shang Ju Lin, the Chief Executive Officer and a director of the Company, Daniel Mace, the Chief Financial Officer and a director of the Company, Luhuan Zhong, a director of the Company, Ya Ting Lee, a director of the Company and Mei Chi Tsai, a director of the Company, entered into an indemnity agreement with the Company. On October 22, 2025, all directors and officers of the Company along with the Sponsor and certain other security holders named therein, entered into the Letter Agreement.

Other than the foregoing, none of the directors or officers of the Company is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Copies of the Letter Agreement and indemnity agreements are attached as Exhibits 10.1 and 10.5 through 10.9 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2025, in connection with the completion of the IPO, the Company’s Amended and Restated Memorandum and Articles of Association became effective (the “Amended Charter”). The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events

A total of $60,000,000 of the net proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Lucky Lucko, Inc. d/b/a Efficiency, acting as trustee. Except with respect to the interest earned on the funds held in the trust account that may be released to the Company to pay its taxes and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of: (i) the completion of its initial business combination; (ii) the redemption of any public shares if it does not complete an initial business combination within the required period; (iii) the redemption of any public shares in connection with an amendment to the Amended Charter (A) that would modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or to redeem 100% of the public shares if it is unable to complete its initial business combination within 18 months from the closing of this initial public offering, subject to extension up to 21 months by means of three one-month extensions provided that $0.033 per public share for each one-month extension is deposited into the trust account and provided that it has entered into an agreement for an initial business combination within that 18-month period, or (B) with respect to any other provision of the Amended Charter relating to the rights of public shareholders; and (iv) our liquidation.

An audited balance sheet as of October 24, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be included in the next amendment to the Form 8-K.

On October 22, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 24, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 22, 2025, by and among the Company, D. Boral Capital LLC and ARC Group Securities LLC as representatives of the underwriters named therein.

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated October 22, 2025, by and between the Company and Lucky Lucko, Inc. d/b/a Efficiency

10.1	Letter Agreement, dated October 22, 2025, by and between the Company, its executive officers, its directors and the Sponsor

10.2	Investment Management Trust Agreement, dated October 22, 2025, by and between the Company and Lucky Lucko, Inc. d/b/a Efficiency

10.3	Registration Rights Agreement, dated October 22, 2025, among the Company, the Sponsor and the Holders signatory thereto

10.4	Private Units Purchase Agreement, dated October 22, 2025, between the Company and the Sponsor

10.5	Indemnity Agreement, dated October 22, 2025, among the Company, and Shang Ju Lin

10.6	Indemnity Agreement, dated October 22, 2025, among the Company, and Daniel Albert Mace

10.7	Indemnity Agreement, dated October 22, 2025, among the Company, and Luhuan Zhong

10.8	Indemnity Agreement, dated October 22, 2025, among the Company, and Ya Ting Lee

10.9	Indemnity Agreement, dated October 22, 2025, among the Company, and Mei Chi Tsai

99.1	Press Release, dated October 22, 2025.

99.2	Press Release, dated October 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2025

MILUNA ACQUISITION CORP

By:	/s/ Shang Ju Lin
Name:	Shang Ju Lin
Title:	Chief Executive Officer